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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report  (Date of earliest event
                         Reported):  September 15, 1997


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997 which provides for the issuance of Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-2).


                SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)


            Delaware                     333-29239                13-3320910
-----------------------------         --------------         -------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)


Eleven Madison Avenue
New York, New York                                                   10010
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Address of Principal                                               (Zip Code)
Executive Offices

       Registrant's telephone number, including area code (212) 325-2000


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Item 5.  Other Events.

Filing of Computational Materials.

         In connection with the offering of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-2, Credit Suisse First Boston Corporation ("Credit Suisse First Boston") and Goldman, Sachs & Co. ("Goldman" and, together with Credit Suisse First Boston, the "Underwriters") as Underwriters of the Certificates, each have prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation for the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 1.





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Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.

                 99.1.       The Series Term Sheet including Computational
                             Materials.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.



                                           By:   /s/ FIACHRA T. O'DRISCOLL
                                               ------------------------------
                                                  Fiachra T. O'Driscoll
                                                      Vice President

Dated:  September 15, 1997





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                                 Exhibit Index


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
Exhibit
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99.1.       The Series Term Sheet including Computational Materials
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